CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.11

Execution Version

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this “Amendment”), entered into effective as of February 1, 2023 (the “Effective Date”), is entered into by and between VENTURE GLOBAL PLAQUEMINES LNG, LLC, a Delaware limited liability company (“Owner”), and KZJV LLC, a Texas limited liability company (“Contractor”).

WITNESSETH

WHEREAS, Owner and Contractor are parties to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement dated as of January 7, 2022, as amended by Amendment No. 1 dated as of October 11, 2022 (the “Agreement”); and

WHEREAS, pursuant to Section 41.8 of the Agreement, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Defined Terms. Capitalized terms not defined in this Amendment shall have the meaning given to such terms in the Agreement.

2. Amendments. Effective as of the Effective Date, the Agreement is hereby amended as follows:

(i) Article 1 of the Agreement is hereby amended to delete the defined terms [***] and [***] in their entirety.

(ii) Article 1 of the Agreement is hereby amended to delete the defined terms “Applicable Deadline”, “Base Target Price”, “Contractor’s G&A”, “Contractor’s Margin”, “Major Subcontract” and “Total Cost Exclusions” and insert the following new defined terms in their place:

““Applicable Deadline” means (i) an LNG Production System Substantial Completion Deadline, the Facility Substantial Completion Deadline or the Final Completion Deadline, as applicable and (ii) solely for the purposes of the definitions of “Change Order”, “Critical Path” and (only to the extent contemplated in Appendix 2 of Exhibit D) “Owner Caused Delay” and Sections 12.1.8, 12.2.3, 12.5 and the second sentence of Section 16.1, a Completion Date associated with an Interim Milestone, a Primary Milestone or a Super Primary Milestone.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

“Base Target Price” means, as of any date, an amount equal to the sum of the Direct Costs (other than Tax Costs) and Agent for Contracts Costs (other than Tax Costs) components of the Target Price as of such date.

“Contractor’s G&A” means, in respect of each month that Contractor is eligible for reimbursement of Direct Costs or is managing Agent For Contractor Work, Contractor’s general and administrative expenses for such month, which shall be a fixed percentage during the term hereof and equal at all times to (i) [***] of the sum of the amount of Direct Costs (other than Tax Costs) that are reimbursable to Contractor and the Agent For Contracts Costs (other than Tax Costs) in respect of such month plus (ii) [***] of the sum of the amount of Tax Costs that are reimbursable to Contractor in respect of such month, all as specifically defined in Exhibit B.

“Major Subcontract” means (a) any Subcontract providing services or Materials for the Work having an aggregate value in excess of [***], (b) multiple Subcontracts with the same Subcontractor (including any Subcontractor that is an Affiliate of Contractor) providing services or Materials for the Work having an aggregate value in excess of [***]; provided that, for the purposes of Sections 6.3.3, 6.7, 19.4.1(i) and 23.1.1, “Major Subcontract” means any Subcontract providing services or Materials for the Work having an aggregate value in excess of [***].

“Total Cost Exclusions” means for the purposes of Section 8.1.2: (i) all or any portion of a Schedule Bonus paid to or forfeited by Contractor as described in Article 7; (ii) Taxes, if paid by Contractor which will then be reimbursed by Owner, unless such Taxes constitute Non-Reimbursable Costs; (iii) costs incurred by Contractor or assigned by Owner with respect to Owner Furnished Equipment and Materials, including with respect to defects or deficiencies, or lack of performance of, Owner Furnished Equipment and Materials; (iv) uninsured losses and deductibles arising under the Construction and Erection All Risk Insurance Policy, Owner Controlled Insurance Program for Commercial General Liability Policy, marine cargo, and any permanent property insurance policy, each procured by Owner; (v) Direct Costs paid to or paid by Contractor for Work subject to a claim against the Builder’s Risk Insurance Policy, Owner Controlled Insurance Program for Commercial General Liability Policy Marine Cargo, or Permanent Property Insurance policies; (vi) amounts reimbursed or credited to Contractor by Subcontractors (including back charges for Work performed by Contractor to complete Subcontractor work or remedy Subcontractor Defects and Deficiencies, liquidated damages or otherwise); and (vii) any other cost expressed to be excluded from the calculation of Total Costs hereunder; provided that, in the case of Defects or Deficiencies, the Direct Costs paid to Contractor or costs incurred by Owner in order to correct the Defects or Deficiencies in accordance with Section 20.5 be included in the calculation of “Total Costs”.”

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(iii) Article 1 of the Agreement is hereby amended to insert the following new defined terms in alphabetical order:

““Certificate of Schedule Milestone Achievement” means the certificate, in substantially the form set forth as Exhibit F-18, to be provided by Contractor confirming in writing that the particular Schedule Milestone has been achieved and explaining how it was achieved.

“Completion Date” means, with respect to any Schedule Milestone, the date for completion of such Schedule Milestone set forth on Appendix 2 of Exhibit D.

“Interim Milestone” means a Schedule Milestone identified as an Interim Milestone on Appendix 2 of Exhibit D.

“Interim Milestone Bonus” means a bonus payment in an amount equal to [***], as such amount may be adjusted pursuant to Sections 7.1.2 and 7.1.3.

“Phase 2 Agreement” means that certain Engineering, Procurement and Construction Agreement, dated as of January 10, 2023, between Owner and Contractor.

“Primary Milestone” means a Schedule Milestone identified as a Primary Milestone on Appendix 2 of Exhibit D.

“Primary Milestone Bonus” means a bonus payment in an amount equal to [***], as such amount may be adjusted pursuant to Sections 7.2.2 and 7.2.3.

“Schedule Bonus” means an Interim Milestone Bonus, a Primary Milestone Bonus or a Super Primary Milestone Bonus, as applicable.

“Schedule Bonus Cap” means [***].

“Schedule Milestone” an event to be achieved by Contractor for payment of a Schedule Bonus pursuant to and in accordance with Article 7, as described on Appendix 2 of Exhibit D.

“Super Primary Milestone” means a Schedule Milestone identified as a Super Primary Milestone on Appendix 2 of Exhibit D.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

“Super Primary Milestone Bonus” means a bonus payment in an amount equal to [***], as such amount may be adjusted pursuant to Sections 7.3.2 and 7.3.3.

“Tax Costs” means any sales tax or sales and use tax levied by any U.S. state or any political subdivision thereof that is incurred by Contractor or any Agent For Contractor in the performance of the Work or the Agent for Contracts Work.”

(iv) Section 6.1.2 of the Agreement is hereby deleted in its entirety and the following new Section 6.1.2 shall be inserted in its place:

“6.1.2 Contractor has satisfied itself as to (i) the correctness and sufficiency of the Target Price for the purposes of the waiver of any increase as described in Section 3.1.2 and (ii) the sufficiency of the Target Price for giving effect to the provisions of Article 8. The Target Price includes the estimated costs for the Materials, labor, transportation, services and Intellectual Property rights forming part of the Reimbursable Work and, including the costs of Materials, transportation and storage of Materials and all Taxes other than sales and use taxes, duties and tariffs for which Contractor is responsible hereunder, the cost to Contractor to provide the Performance Security, and Contractor’s estimated cost for repair or replacement of all Defects and Deficiencies and other corrective Work prior to the commencement of the Warranty Period, including as described in Exhibit B.”

(v) Section 6.3.12 of the Agreement is hereby deleted in its entirety and the following new Section 6.3.12 shall be inserted in its place:

“6.3.12 The Parties acknowledge that the amount of Contractor’s Margin payable by Owner in respect of each Margin Milestone is calculated based on a percentage of the then applicable Base Target Price. The following methodology will be applied with respect to any (i) adjustment to the Base Target Price after the Effective Date, (ii) instance where the aggregate amount of Direct Costs (other than Tax Costs) and Agent for Contract Costs (other than Tax Costs) incurred in the performance of the Reimbursable Work exceeds the then applicable Base Target Price or (iii) early termination of this Agreement:

(a) Upon an increase to the Base Target Price, the amount payable for each Margin Milestone in respect of which Contractor’s Margin has previously been paid shall be automatically increased to reflect the applicable milestone percentage of the amount of the increase to the Base Target Price, and the positive difference between such increased amount payable and the amount previously paid shall be invoiced by Contractor to Owner in the next following Request for Payment; provided, however, that any portion of the increase to the Base Target Price that has previously been invoiced to Owner and paid in accordance with clause (c) of this Section 6.3.12 shall be excluded from the application of this clause (a).

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(b) Upon a decrease to the Base Target Price, the amount payable for each Margin Milestone in respect of which Contractor’s Margin has previously been paid shall be automatically decreased to reflect the applicable milestone percentage of the amount of the decrease to the Base Target Price, and the positive difference between the amount previously paid and such decreased amount payable shall be applied as a credit to Owner in the next following Request for Payment.

(c) If at any time the aggregate amount of Direct Costs and Agent for Contract Costs incurred in the performance of Reimbursable Work exceeds the then applicable Base Target Price, payments of Contractor’s Margin for all Margin Milestones shall be recalculated by applying such aggregate amount in place of the Base Target Price in the definition of “Contractor’s Margin”, and the positive difference resulting from such recalculation shall, with respect to each Margin Milestone in respect of which Contractor’s Margin has previously been paid, be invoiced by Contractor to Owner in the next following Request for Payment; provided, however, that the Contractor’s Margin shall not be adjusted pursuant to this clause (c) more than once every ninety (90) days.

(d) If this Agreement is terminated pursuant to and in accordance with Article 31, the amount of Contractor’s Margin owed to Contractor upon such termination shall be calculated on the basis of all Direct Costs (other than Tax Costs) and Agent for Contract Costs (other than Tax Costs) incurred in the performance of Reimbursable Work prior to the date of such termination rather than the Appendix 1 of Exhibit D Margin Milestone payment schedule. If the amount of Contractor’s Margin calculated pursuant to the preceding sentence is greater or less than the aggregate amount of Contractor’s Margin paid to Contractor prior to the date of such termination, the difference shall be paid to Contractor or Owner, respectively.”

(vi) Article 7 of the Agreement is hereby deleted in its entirety and the following new Article 7 shall be inserted in its place:

“7. SCHEDULE BONUSES

7.1 INTERIM MILESTONE BONUSES

7.1.1 In consideration for Contractor’s timely completion of the Work, Owner will, subject to Section 7.4, pay to Contractor, not later than [***] days following the date of achievement, in addition to the amounts payable to Contractor pursuant to Section 6.3, an Interim Milestone Bonus in respect of each corresponding Interim Milestone that Contractor has achieved prior to, on, or within [***] following the relevant Completion Date.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

7.1.2 If Contractor achieves an Interim Milestone prior to the relevant Completion Date, the amount of the Interim Milestone Bonus payable in respect of such Interim Milestone shall be increased by an amount equal to [***] for each day between the date of such achievement and such Completion Date.

7.1.3 If Contractor achieves an Interim Milestone after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Interim Milestone Bonus payable in respect of such Interim Milestone shall be equal to [***]. If Contractor achieves an Interim Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Interim Milestone Bonus payable in respect of such Interim Milestone shall be equal to [***]. If Contractor achieves an Interim Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Interim Milestone Bonus payable in respect of such Interim Milestone shall be equal to [***]. For the avoidance of doubt, if Contractor does not achieve an Interim Milestone within [***] Days of the relevant Completion Date, no Interim Milestone Bonus shall be payable in respect of such Interim Milestone.

7.2 PRIMARY MILESTONE BONUSES

7.2.1 In consideration for Contractor’s timely completion of the Work, Owner will, subject to Section 7.4, pay to Contractor, not later than [***] following the Final Completion Date, in addition to the amounts payable to Contractor pursuant to Section 6.3, a Primary Milestone Bonus in respect of each corresponding Primary Schedule Milestone that Contractor has achieved prior to, on, or within [***] following the relevant Completion Date.

7.2.2 If Contractor achieves a Primary Milestone prior to the relevant Completion Date, the amount of the Primary Milestone Bonus payable in respect of such Primary Milestone shall be increased by an amount equal to [***] for each day between the date of such achievement and such Completion Date.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

7.2.3 If Contractor achieves a Primary Milestone after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Primary Milestone Bonus payable in respect of such Primary Milestone shall be equal to [***]. If Contractor achieves a Primary Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Primary Milestone Bonus payable in respect of such Primary Milestone shall be equal to [***]. If Contractor achieves a Primary Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Primary Milestone Bonus payable in respect of such Primary Milestone shall be equal to [***]. If Contractor achieves a Primary Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Primary Milestone Bonus payable in respect of such Primary Milestone shall be equal to [***]. If Contractor achieves a Primary Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Primary Milestone Bonus payable in respect of such Primary Milestone shall be equal to [***]. For the avoidance of doubt, if Contractor does not achieve a Primary Milestone within [***] of the relevant Completion Date, no Primary Milestone Bonus shall be payable in respect of such Primary Milestone.

7.3 SUPER PRIMARY MILESTONE BONUSES

7.3.1 In consideration for Contractor’s timely completion of the Work, Owner will, subject to Section 7.4, pay to Contractor, not later than [***] following the Final Completion Date, in addition to the amounts payable to Contractor pursuant to Section 6.3, a Super Primary Milestone Bonus in respect of each corresponding Super Primary Schedule Milestone that Contractor has achieved prior to, on, or within [***] following the relevant Completion Date.

7.3.2 If Contractor achieves a Super Primary Milestone prior to the relevant Completion Date, the amount of the Super Primary Milestone Bonus payable in respect of such Super Primary Milestone shall be increased by an amount equal to [***] for each day between the date of such achievement and such Completion Date.

7.3.3 If Contractor achieves a Super Primary Milestone after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Super Primary Milestone Bonus payable in respect of such Super Primary Milestone shall be equal to [***]. If Contractor achieves a Super Primary Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Super Primary Milestone Bonus payable in respect of such Super Primary Milestone shall be equal to [***]. If Contractor achieves a Super Primary Milestone more than

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Super Primary Milestone Bonus payable in respect of such Super Primary Milestone shall be equal to [***]. If Contractor achieves a Super Primary Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Super Primary Milestone Bonus payable in respect of such Super Primary Milestone shall be equal to [***]. If Contractor achieves a Super Primary Milestone more than [***] after the relevant Completion Date but within [***] of the relevant Completion Date, the amount of the Super Primary Milestone Bonus payable in respect of such Super Primary Milestone shall be equal to [***]. For the avoidance of doubt, if Contractor does not achieve a Super Primary Milestone within [***] of the relevant Completion Date, no Super Primary Milestone Bonus shall be payable in respect of such Super Primary Milestone.

7.4 LIMITATIONS

7.4.1 Owner’s total liability to Contractor under this Article 7 shall not exceed the Schedule Bonus Cap.

7.4.2 Notwithstanding anything contained herein to the contrary, if at any time Contractor’s Margin is reduced pursuant to Section 8.2 to:

(a)	[***], then the aggregate amount of all Schedule Bonuses in respect of which Contractor has been paid or is entitled to be paid shall be reduced by an amount equal to [***] of such aggregate amount;

(b)	[***], then the aggregate amount of all Schedule Bonuses in respect of which Contractor has been paid or is entitled to be paid shall be reduced by an amount equal to [***] of such aggregate amount;

(c)	[***], then the aggregate amount of all Schedule Bonuses in respect of which Contractor has been paid or is entitled to be paid shall be reduced by an amount equal to [***] of such aggregate amount;

(d)	[***], then the aggregate amount of all Schedule Bonuses in respect of which Contractor has been paid or is entitled to be paid shall be reduced by an amount equal to [***] of such aggregate amount;

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

provided that, for the avoidance of doubt, the reductions described in this Section 7.4.2 shall not be cumulative. If Owner has paid any Schedule Bonus(es) to Contractor prior to such reduction, then Owner may, without prejudice to Section 41.7, deduct from any amounts owed to Contractor hereunder an amount equal to the amount of such reduction.

7.4.3 Notwithstanding anything contained herein to the contrary, if Owner determines that Contractor has not or will not be entitled to payment for any Primary Milestone or Super Primary Milestone pursuant to and in accordance with Section 7.2 and Section 7.3, respectively, Owner shall have no obligation to pay to Contractor any Schedule Bonuses pursuant to this Agreement. If Owner has paid any Schedule Bonus(es) to Contractor prior to such determination, then Owner may, without prejudice to Section 41.7, deduct from any amounts owed to Contractor hereunder an amount equal to the aggregate amount of all such Schedule Bonuses previously paid.

7.4.4 For the avoidance of doubt, Contractor shall not be entitled to payment in respect of any Schedule Bonus unless and until the achievement of the relevant Schedule Milestone is confirmed by a Certificate of Schedule Milestone Achievement to be provided by Contractor together with the relevant Request for Payment.”

(vii) Section 8.2.1 of the Agreement is hereby deleted in its entirety and the following new Section 8.2.1 shall be inserted in its place:

“8.2.1 In the event that at any time a Cost Overrun exists that is greater than [***], Owner shall be permitted by written notice to Contractor to reduce the Contractor’s Margin for all purposes hereunder as follows:

(a) if the Cost Overrun is greater than [***], but less than or equal to [***], the Contractor’s Margin shall be reduced by applying a Margin Percentage of [***];

(b) if the Cost Overrun is greater than [***], but less than or equal to [***], the Contractor’s Margin shall be reduced by applying a Margin Percentage of [***];

(c) if the Cost Overrun is greater than [***], but less than or equal to [***], the Contractor’s Margin shall be reduced by applying a Margin Percentage of [***]; and

(d) if the Cost Overrun is greater than [***], the Contractor’s Margin shall be reduced by applying a Margin Percentage of [***].”

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(viii) Section 8.2.3 of the Agreement is hereby deleted in its entirety and the following new Section 8.2.3 shall be inserted in its place:

“8.2.3 Within thirty (30) days following the Final Completion Date, Owner shall calculate and deliver to Contractor written notice of the amount by which the Total Costs exceed the Target Price, if any, as of the Final Completion Date, such notice to include Owner’s supporting calculations of the amount of such excess.”

(ix) Section 8.3.1 of the Agreement is hereby deleted in its entirety and the following new Section 8.3.1 shall be inserted in its place:

“8.3.1 Within thirty (30) days following the Final Completion Date, Owner shall calculate and deliver to Contractor written notice of the Cost Savings, if any, such notice to include Owner’s supporting calculations of the amount of the Cost Savings. The Cost Savings shall be calculated as of the Final Completion Date. If there is a Cost Savings that is greater than [***], Owner shall make payment of the following amount to Contractor within [***] days of Owner’s delivery of written notice to Contractor:

(a) if the Cost Savings is greater than [***], but less than or equal to [***], an amount equal to [***] of the amount of the Cost Savings;

(b) if the Cost Savings is greater than [***], but less than or equal to [***], an amount equal to [***] of the amount of the Cost Savings;

(c) if the Cost Savings is greater than [***], but less than or equal to [***], an amount equal to [***] of the amount of the Cost Savings; and

(d) if the Cost Savings is greater than [***], an amount equal to [***] of the amount of the Cost Savings.”

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(x) Section 12.1.1 of the Agreement is hereby deleted in its entirety and the following new Section 12.1.1 shall be inserted in its place:

“12.1.1. Owner may at any time order changes to the Work. Contractor may propose changes to the Work for Owner’s consideration; provided that Owner shall not be obligated to approve any such change. Contractor shall be entitled to receive a Change Order in accordance with the provisions of Section 12.1.2 with respect to: (a) Force Majeure Events; (b) Owner Caused Delays; (c) Owner-directed or approved changes; (d) an act, omission or failure by Owner (in its capacity as owner under the Phase 2 Agreement) under the Phase 2 Agreement or an act, omission or failure by any party for which Owner (in such capacity) is responsible with respect to the Phase 2 Facility that demonstrably and adversely affects Contractor’s costs and/or ability to perform the Work in accordance with the Project Schedule under this Agreement (except in each case to the extent such affects on Contractor’s costs and/or ability to perform has already been addressed through an executed change order under the Phase 2 Agreement); (e) any failure by an Owner Contractor to perform its material obligations under the relevant Owner Contract that demonstrably and adversely affects Contractor’s costs and/or ability to perform the Work in accordance with the Project Schedule; (f) any error, inaccuracy or omission in or change by Owner to the Relied Upon Information that demonstrably and adversely affects Contractor’s costs and/or ability to perform the Work in accordance with the Project Schedule; (g) as provided elsewhere in this Agreement including in Sections 4.1.4, 12.4 and 16.3.2; (h) Pre-Existing Hazardous Substances which demonstrably and adversely impact Contractor’s costs and/or ability to perform the Work in accordance with the Project Schedule (except to the extent any additional costs or delay is the result of Contractor’s, its Subcontractors’ or Agent For Contractor’s Grossly Negligent act or omission or Willful Misconduct in the handling, storage or transportation of any Pre-Existing Hazardous Substance after discovery by Contractor, a Subcontractor or Agent For Contractor); (i) suspensions in the Work in accordance with Section 17.1.1 or Section 17.1.3; (j) a Carrollton Gage Delay; (k) any soils improvement cement reagent adjustment; and (l) any impact described in clauses (c), (f), (h) or (k) that arises under or relates to “Work” (as that term is defined under the Phase 2 Agreement) under the Phase 2 Agreement (except in each case to the extent such impact has already been addressed through an executed change order under the Phase 2 Agreement); provided that, with respect BH Testing Delay, the Change Order which shall be limited to a day-for-day extension of the applicable LNG Production System Substantial Completion Date or the Facility Substantial Completion Date, as the case may be, equal to the number of days of such BH Testing Delay.”

(xi) Section 21.1 of the Agreement is hereby amended by deleting the words “of [***] or” in their entirety.

(xii) Section 22.2.1 of the Agreement is hereby amended by deleting clause (b) and clause (c) thereof in their entirety.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(xiii) Exhibit B-1 to the Agreement is hereby amended by deleting the first two sentences of Section 3 thereof and inserting the following text in their place:

“A multiplier of (i) [***] for all Direct Costs (other than Tax Costs) and (ii) [***] for all Tax Costs (each, a “G&A Multiplier”) will be applied across all such Direct Costs for G&A recovery. The applicable G&A Multiplier will recover the following applicable overhead costs:”

(xiv) Exhibit C to the Agreement is hereby deleted in its entirety and a new Exhibit C in the form attached as Attachment C to this Amendment shall be inserted in its place.

(xv) Exhibit D to the Agreement is hereby amended by appending a new Appendix 2 thereto in the form attached as Attachment A to this Amendment.

(xvi) Exhibit F to the Agreement is hereby amended by inserting a new Exhibit F-18 immediately following Exhibit F-17, in the form attached as Attachment B to this Amendment.

(xvii) Appendix Y-1 to Exhibit Y to the Agreement is hereby deleted in its entirety and a new Appendix Y-1 in the form attached as Attachment D to this Amendment shall be inserted in its place.

3. Benefits. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except with respect to the rights of successors and permitted assigns as provided in the Agreement, including any Person who purchases, leases or takes a security interest in an undivided interest in the Facility (including the Lenders), nothing express or implied in this Amendment is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment.

4. Effect of Amendment. Except as specifically set forth herein, the Agreement, as amended by this Amendment, remains in full force and effect in accordance with its terms.

5. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment transmitted by facsimile or email shall be treated as an original and shall be binding against the Party whose signature appears on such copy.

[signatures appear on following page]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By:	[***]
Name:	[***]
Title:	[***]

KZJV LLC

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Attachment A

Exhibit D – Appendix 2

Schedule Milestones

[Omitted]

1

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Attachment B

EXHIBIT F-18

FORM OF CERTIFICATE OF SCHEDULE MILESTONE ACHIEVEMENT

[Omitted]

1

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Attachment C

EXHIBIT C

CONTRACTOR RATES

[Omitted]

2

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Attachment D

APPENDIX Y-1

PERSONNEL ASSIGNMENT AUTHORIZATION FORM

[Omitted]

1